Exhibit 99.1
                                  ------------

         The Mortgage Loans consist of approximately 4,043 Mortgage Loans, of which approximately 98.83% are secured by first Mortgages and approximately 1.17% are secured by second Mortgages.

         Approximately 79.13% of the Mortgage Loans are adjustable-rate Mortgage Loans and approximately 20.87% of the Mortgage Loans are fixed-rate Mortgage Loans.

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Mortgage Loans will occur after an initial period of two years, in the case of approximately 73.90% of the Adjustable-Rate Mortgage Loans and three years, in the case of approximately 4.92% of the Adjustable-Rate Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (1.000% or 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.983% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.000% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 83.03% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period.

         Approximately 32.08% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.74% of the Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 77.75%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

         Except with respect to approximately 0.10% of the Mortgage Loans, all of the Mortgage Loans have a scheduled monthly payment due on the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Mortgage Loans is approximately 351 months as of the Closing Date. None of the Mortgage Loans had a first Due Date prior to November 1996 or after March 2002 or will have a remaining term to maturity of less than 120 months or greater than 360 months as of the Closing Date. The latest maturity date of any Mortgage Loan is February 2032.

         The average Principal Balance of the Mortgage Loans at origination was approximately $160,858. The average Principal Balance of the Mortgage Loans as of the Closing Date was approximately $160,771. No Mortgage Loan had a Principal Balance as of the Closing Date of greater than approximately $995,000 or less than approximately $42,486.

         The Mortgage Loans had Mortgage Rates as of the Closing Date of not less than 5.150% per annum and not more than 14.950% per annum and the weighted average Mortgage Rate was approximately 8.779% per annum. As of the Closing Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 2.315% to 10.100%, Minimum Mortgage Rates ranging from 5.150% per annum to 14.950% per annum and Maximum Mortgage Rates ranging from 11.150% per annum to 20.950% per annum. As of the Closing Date, the Adjustable-Rate Mortgage Loans had a weighted average Gross Margin of approximately 5.982% per annum, a weighted average Minimum Mortgage Rate of approximately 8.906% per annum and a weighted average Maximum Mortgage Rate of approximately 14.907% per annum. The latest next Adjustment Date following the Closing Date on any Adjustable-Rate Mortgage Loan occurs in February 2005, and the weighted average next Adjustment Date for the Adjustable-Rate Mortgage Loans following the Closing Date is January 2004.

         The Mortgage Loans are expected to have the following characteristics as of the Closing Date (the sum in any column may not equal the total indicated due to rounding):


                             CLOSING DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
          ---------------------              --------------         ------------                ------------
      1 -  50,000 .....................             29            $   1,438,360.03                   0.22%
 50,001 - 100,000 .....................          1,523              112,703,156.04                  17.34
100,001 - 150,000 .....................            903              112,669,758.10                  17.33
150,001 - 200,000 .....................            596              103,610,489.02                  15.94
200,001 - 250,000 .....................            300               67,170,788.25                  10.33
250,001 - 300,000 .....................            185               50,653,979.73                   7.79
300,001 - 350,000 .....................            216               69,932,852.88                  10.76
350,001 - 400,000 .....................            145               54,737,451.21                   8.42
400,001 - 450,000 .....................             50               21,394,555.46                   3.29
450,001 - 500,000 .....................             48               23,132,283.56                   3.56
500,001 - 550,000 .....................             10                5,251,183.70                   0.81
550,001 - 600,000 .....................              8                4,538,424.76                   0.70
600,001 - 650,000 .....................              6                3,798,060.53                   0.58
650,001 - 700,000 .....................              7                4,716,978.04                   0.73
700,001 - 800,000 .....................              8                6,164,286.39                   0.95
800,001 - 900,000 .....................              5                4,261,652.49                   0.66
900,001 - 1,000,000....................              4                3,824,429.74                   0.59
                                                 -----            ----------------                 ------
       Total ..........................          4,043            $ 649,998,689.93                 100.00%
                                                 =====            ================                 ======

-------------------
(1) The average Closing Date Principal Balance of the Mortgage Loans was approximately $160,771.

                     CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          CREDIT SCORE                       MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
          ------------                       --------------         ------------                ------------
Not Available..........................            178          $    27,720,563.30                  4.26%
451 - 500 .............................             31                3,741,771.12                  0.58
501 - 550 .............................          1,196              167,956,700.45                 25.84
551 - 600 .............................          1,097              164,934,845.45                 25.37
601 - 650 .............................            916              158,429,060.91                 24.37
651 - 700 .............................            409               78,525,557.35                 12.08
701 - 750 .............................            154               29,767,674.88                  4.58
751 - 800 .............................             60               18,488,466.47                  2.84
801 - 850 .............................              2                  434,050.00                  0.07
                                                 -----          ------------------                ------
       Total ..........................          4,043          $   649,998,689.93                100.00%
                                                 =====          ==================                ======

----------------------
(1) The weighted average Credit Score of the Mortgage Loans that had Credit Scores was approximately 599.



                       CREDIT GRADE FOR THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          CREDIT GRADE                       MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
          ------------                       --------------         ------------                ------------
AA+ ...................................            240          $    42,274,901.02                 6.50%
AA ....................................          2,156              378,323,663.88                58.20
A .....................................            734              110,014,801.42                16.93
B .....................................            608               82,303,765.45                12.66
CC ....................................            129               16,161,594.38                 2.49
C .....................................            176               20,919,963.78                 3.22
                                                 -----          ------------------               ------
       Total...........................          4,043          $   649,998,689.93               100.00%
                                                 =====          ==================               ======


               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
    ORIGINAL TERM (MONTHS)                   MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
    ----------------------                   --------------         ------------                ------------
120 ...................................              3          $       482,750.00                  0.07%
180 ...................................            231               25,816,305.88                  3.97
240 ...................................             58                5,372,283.06                  0.83
360 ...................................          3,751              618,327,350.99                 95.13
                                                 -----          ------------------                ------
       Total...........................          4,043          $   649,998,689.93                100.00%
                                                 =====          ==================                ======

--------------------
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 352 months.

              REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
    REMAINING TERM (MONTHS)                  MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
    -----------------------                  --------------         ------------                ------------
 61 - 120 .............................              3          $       482,750.00                  0.07%
121 - 180 .............................            231               25,816,305.88                  3.97
181 - 240 .............................             58                5,372,283.06                  0.83
241 - 300 .............................             44                3,812,432.82                  0.59
301 - 360 .............................          3,707              614,514,918.17                 94.54
                                                 -----          ------------------                ------
       Total...........................          4,043          $   649,998,689.93                100.00%
                                                 =====          ==================                ======

--------------------
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 351 months.


                      PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
    PROPERTY TYPE                            MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
    -------------                            --------------         ------------                ------------
Single Family Detached.................          3,065          $   489,375,507.26                 75.29%
PUD Detached(1) .......................            368               79,357,092.39                 12.21
2-4 Family ............................            253               39,012,995.09                  6.00
Condo Low-Rise ........................            177               24,856,308.78                  3.82
Manufactured Housing ..................            130               10,255,396.69                  1.58
Single Family Attached.................             20                2,678,876.13                  0.41
Condo High-Rise .......................             12                2,312,262.84                  0.36
PUD Attached(1) .......................             18                2,150,250.75                  0.33
                                                 -----          ------------------                ------
       Total ..........................          4,043          $   649,998,689.93                100.00%
                                                 =====          ==================                ======

--------------------
(1)    PUD refers to a home or "unit" in a Planned Unit Development.


                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
    OCCUPANCY STATUS                         MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
    ----------------                         --------------         ------------                ------------
Primary ...............................          3,806          $   617,299,876.19                  94.97%
Investment ............................            181               22,549,870.95                   3.47
Second Home ...........................             56               10,148,942.79                   1.56
                                                 -----          ------------------                 ------
       Total...........................          4,043          $   649,998,689.93                 100.00%
                                                 =====          ==================                 ======

--------------------
(1)    Occupancy as represented by the mortgagor at the time of origination.

                          PURPOSE OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
    PURPOSE                                  MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
    ----------------                         --------------         ------------                ------------
Cash Out Refinance....................           2,600          $   397,477,702.38                 61.15%
Purchase .............................           1,063              182,395,906.09                 28.06
Rate/Term Refinance...................             380               70,125,081.46                 10.79
                                                 -----          ------------------                ------
       Total .........................           4,043          $   649,998,689.93                100.00%
                                                 =====          ==================                ======


                            ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOAN(1)(2)(3)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
    ORIGINAL LOAN-TO-VALUE RATIO(%)          MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
    -------------------------------          --------------         ------------                ------------
10.01 - 15.00.........................               2          $       179,942.82                   0.03%
15.01 - 20.00.........................               3                  389,453.49                   0.06
20.01 - 25.00.........................               6                  427,881.37                   0.07
25.01 - 30.00.........................               6                  726,939.69                   0.11
30.01 - 35.00.........................              22                2,527,134.80                   0.39
35.01 - 40.00.........................              33                4,658,017.67                   0.72
40.01 - 45.00.........................              54                7,227,408.95                   1.11
45.01 - 50.00.........................              68               10,804,197.01                   1.66
50.01 - 55.00.........................              76               14,624,832.89                   2.25
55.01 - 60.00.........................             134               22,346,782.17                   3.44
60.01 - 65.00.........................             251               44,451,934.90                   6.84
65.01 - 70.00.........................             329               54,132,342.98                   8.33
70.01 - 75.00.........................             473               72,902,671.15                  11.22
75.01 - 80.00.........................           1,316              206,104,864.53                  31.71
80.01 - 85.00.........................             243               35,484,284.41                   5.46
85.01 - 90.00.........................             543               93,825,086.70                  14.43
90.01 - 95.00.........................             453               74,366,184.57                  11.44
95.01 - 100.00........................              31                4,818,729.83                   0.74
                                                 -----          ------------------                 ------
       Total .........................           4,043          $   649,998,689.93                 100.00%
                                                 =====          ==================                 ======

------------------
(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Closing Date was approximately 77.75%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the Prospectus Supplement.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

             GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
    LOCATION                                 MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
    --------                                 --------------         ------------                ------------
Alabama ...............................             13          $     1,304,115.77                   0.20%
Alaska ................................              1                   59,250.00                   0.01
Arizona ...............................             69               10,782,046.97                   1.66
Arkansas ..............................             12                1,052,947.18                   0.16
California ............................            669              162,174,453.09                  24.95
Colorado ..............................            114               20,832,866.75                   3.21
Connecticut ...........................             92               14,645,953.90                   2.25
Delaware ..............................              9                1,377,900.00                   0.21
District of Columbia...................              1                   71,394.47                   0.01
Florida ...............................            334               41,581,447.44                   6.40
Georgia ...............................            118               16,843,897.67                   2.59
Hawaii ................................              2                  528,868.59                   0.08
Idaho .................................             12                1,345,749.96                   0.21
Illinois ..............................            174               27,030,899.38                   4.16
Indiana ...............................             53                5,648,156.41                   0.87
Iowa ..................................             11                1,069,785.62                   0.16
Kansas ................................             10                  775,849.97                   0.12
Kentucky ..............................             34                2,990,988.69                   0.46
Louisiana .............................             37                4,092,752.39                   0.63
Maine .................................             43                4,697,110.06                   0.72
Maryland ..............................             60               11,751,910.97                   1.81
Massachusetts .........................            249               45,595,781.39                   7.01
Michigan ..............................            196               20,835,420.63                   3.21
Minnesota .............................             59                7,839,710.06                   1.21
Mississippi ...........................             11                  908,428.83                   0.14
Missouri ..............................             44                4,151,752.91                   0.64
Montana ...............................              2                  153,801.00                   0.02
Nebraska ..............................              6                  543,726.49                   0.08
Nevada ................................             17                2,736,668.01                   0.42
New Hampshire .........................             37                5,600,085.11                   0.86
New Jersey ............................            167               30,886,470.78                   4.75
New Mexico ............................              9                1,441,761.16                   0.22
New York ..............................            316               61,905,197.61                   9.52
North Carolina ........................            106               10,419,757.73                   1.60
North Dakota ..........................              1                  149,760.00                   0.02
Ohio ..................................            190               18,427,262.80                   2.83
Oklahoma ..............................              7                  634,099.57                   0.10
Oregon ................................             23                2,855,652.82                   0.44
Pennsylvania ..........................            128               16,660,747.65                   2.56
Rhode Island ..........................             41                5,695,169.66                   0.88
South Carolina ........................             40                3,875,092.05                   0.60
South Dakota ..........................              2                  223,142.23                   0.03
Tennessee .............................             49                4,720,807.86                   0.73
Texas .................................            204               27,289,714.25                   4.20
Utah ..................................             22                3,418,314.16                   0.53
Vermont ...............................             13                1,518,006.80                   0.23
Virginia ..............................            156               28,245,414.63                   4.35
Washington ............................             51                9,200,840.26                   1.42
West Virginia .........................              1                  121,600.00                   0.02
Wisconsin .............................             22                2,738,439.20                   0.42
Wyoming ...............................              6                  547,719.00                   0.08
                                                 -----          ------------------                 ------
       Total ..........................          4,043          $   649,998,689.93                 100.00%
                                                 =====          ==================                 ======

-------------------
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.29% in the 95123 ZIP Code.

                  DOCUMENTATION LEVELS OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
    DOCUMENTATION LEVEL                      MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
    -------------------                      --------------         ------------                ------------
Full Documentation ....................          2,740          $   434,140,720.27                  66.79%
Stated Income Documentation............          1,249              208,087,130.22                  32.01
Lite Documentation ....................             54                7,770,839.44                   1.20
                                                 -----          ------------------                 ------
       Total ..........................          4,043          $   649,998,689.93                 100.00%
                                                 =====          ==================                 ======

--------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the Prospectus Supplement.


                 CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
 CURRENT MORTGAGE RATE(%)                    MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
 ------------------------                    --------------         ------------                ------------
 5.001 -  6.000..............                       15          $     3,441,858.70                   0.53%
 6.001 -  7.000..............                      243               67,839,810.73                  10.44
 7.001 -  8.000..............                      664              132,440,911.85                  20.38
 8.001 -  9.000..............                    1,147              192,044,903.90                  29.55
 9.001 - 10.000..............                    1,055              155,088,108.98                  23.86
10.001 - 11.000..............                      561               63,640,759.36                   9.79
11.001 - 12.000..............                      245               25,919,286.45                   3.99
12.001 - 13.000..............                       93                7,834,992.46                   1.21
13.001 - 14.000..............                       17                1,572,451.77                   0.24
14.001 - 15.000..............                        3                  175,605.73                   0.03
                                                 -----          ------------------                 ------
       Total ................                    4,043          $   649,998,689.93                 100.00%
                                                 =====          ==================                 ======

------------------
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Closing Date was approximately 8.779% per annum.


             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)



                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
      GROSS MARGIN(%)                        MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
      ---------------                        --------------         ------------                ------------
 2.001 - 3.000.........................              5          $     1,097,463.91                   0.21%
 3.001 - 4.000.........................             46                7,475,071.27                   1.45
 4.001 - 5.000.........................            368               69,238,329.15                  13.46
 5.001 - 6.000.........................          1,140              205,465,938.66                  39.94
 6.001 - 7.000.........................          1,070              156,542,222.06                  30.43
 7.001 - 8.000.........................            514               65,079,048.32                  12.65
 8.001 - 9.000.........................             51                7,920,039.17                   1.54
 9.001 -10.000.........................             15                1,343,259.66                   0.26
10.001 -11.000.........................              2                  212,366.67                   0.04
                                                 -----          ------------------                 ------
 Total ................................          3,211          $   514,373,738.87                 100.00%
                                                 =====          ==================                 ======

------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Closing Date was approximately 5.982% per annum.

                          NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
      NEXT ADJUSTMENT DATE                   MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
      --------------------                   --------------         ------------                ------------
April 2002 ............................              8          $       590,508.67                   0.11%
May 2002 ..............................             19                2,201,433.12                   0.43
June 2002 .............................             13                  944,989.58                   0.18
July 2002 .............................              7                  532,130.31                   0.10
August 2002 ...........................              1                   76,950.00                   0.01
April 2003 ............................              1                   76,054.89                   0.01
May 2003 ..............................              4                  506,115.76                   0.10
June 2003 .............................              1                  176,898.39                   0.03
July 2003 .............................              8                  838,102.66                   0.16
August 2003 ...........................             59                8,513,334.47                   1.66
September 2003.........................             20                2,581,273.84                   0.50
October 2003 ..........................              1                  217,201.10                   0.04
November 2003 .........................            100               18,693,232.62                   3.63
December 2003 .........................            586              125,888,605.55                  24.47
January 2004 ..........................          2,062              309,518,686.50                  60.17
February 2004 .........................             80               13,330,886.00                   2.59
May 2004 ..............................              1                  131,426.89                   0.03
June 2004 .............................              1                  106,165.44                   0.02
July 2004 .............................              1                   65,883.54                   0.01
August 2004 ...........................              3                  184,667.96                   0.04
September 2004.........................              1                   50,000.48                   0.01
November 2004 .........................              4                  572,446.56                   0.11
December 2004 .........................             72                9,844,734.54                   1.91
January 2005 ..........................            156               18,499,760.00                   3.60
February 2005 .........................              2                  232,250.00                   0.05
                                                 -----          ------------------                 ------
 Total ................................          3,211          $   514,373,738.87                 100.00%
                                                 =====          ==================                 ======

------------------
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Mortgage Loans as of the Closing Date is approximately 24 months.

                          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
   MAXIMUM MORTGAGE RATE(%)                  MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
   ------------------------                  --------------         ------------                ------------
11.001 - 12.000........................              8          $     1,571,508.70                   0.31%
12.001 - 13.000........................            128               27,240,914.50                   5.30
13.001 - 14.000........................            516              101,253,737.32                  19.68
14.001 - 15.000........................            968              166,320,130.58                  32.33
15.001 - 16.000........................            926              141,305,004.65                  27.47
16.001 - 17.000........................            436               51,592,906.02                  10.03
17.001 - 18.000........................            164               19,169,451.64                   3.73
18.001 - 19.000........................             54                4,904,601.85                   0.95
19.001 - 20.000........................              9                  899,367.87                   0.17
20.001 - 21.000........................              2                  116,115.74                   0.02
                                                 -----          ------------------                 ------
 Total ................................          3,211          $   514,373,738.87                 100.00%
                                                 =====          ==================                 ======

--------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Closing Date was approximately 14.907% per annum.

                          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
   MINIMUM MORTGAGE RATE(%)                  MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
   ------------------------                  --------------         ------------                ------------
 5.001 -  6.000........................              8          $     1,571,508.70                  0.31%
 6.001 -  7.000........................            128               27,240,914.50                  5.30
 7.001 -  8.000........................            517              101,334,682.87                 19.70
 8.001 -  9.000........................            967              166,239,185.03                 32.32
 9.001 - 10.000........................            926              141,305,004.65                 27.47
10.001 - 11.000........................            436               51,592,906.02                 10.03
11.001 - 12.000........................            164               19,169,451.64                  3.73
12.001 - 13.000........................             54                4,904,601.85                  0.95
13.001 - 14.000........................              9                  899,367.87                  0.17
14.001 - 15.000........................              2                  116,115.74                  0.02
                                                 -----          ------------------                ------
 Total ................................          3,211          $   514,373,738.87                100.00%
                                                 =====          ==================                ======

------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Closing Date was approximately 8.906% per annum.


                        INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
   INITIAL PERIODIC RATE CAP(%)              MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
   ----------------------------              --------------         ------------                ------------
1.000.................................              48          $     4,346,011.68                   0.84%
3.000.................................           3,163              510,027,727.19                  99.16
                                                 -----          ------------------                 ------
 Total................................           3,211          $   514,373,738.87                 100.00%
                                                 =====          ==================                 ======

------------------
(1)   Relates solely to initial rate adjustments.


                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
       PERIODIC RATE CAP(%)                  MORTGAGE LOANS         CLOSING DATE                CLOSING DATE
       --------------------                  --------------         ------------                ------------
1.000.....................................        3,211            $ 514,373,738.87                100.00%
                                                  -----            ----------------                ------
 Total....................................        3,211            $ 514,373,738.87                100.00%
                                                  =====            ================                ======

------------------
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.